INVESTOR PRESENTATION

SECOND QUARTER 2017

First Business

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in local, national or international economic and business conditions, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment. (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (viii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (ix) Fraud, including client and system failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. (x) Failure to comply with applicable Small Business Administration ("SBA") regulations in order to maintain the eligibility of the guaranteed portion of SBA loans could lead to significant losses from denial of the guaranty. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A “RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2016, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

Company Profile


First Business Bank Center

FBIZ BANKING[1]

$1.8 Billion
IN TOTAL ASSETS

FBIZ TRUST

$1.3 Billion
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 7%[2]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth
- Efficient and highly scalable banking model with limited branch network

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of March 23, 2017. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base



Business Banking Services
1990
Madison
Asset-based Lending
1995
Equipment Finance
1998
Company Retirement Plan Services
2000
Milwaukee
Private Wealth Services
2001
2006
Northeast Wisconsin
Factoring
2012
SBA Lending
2014
Kenosha & Kansas City

Geographic Footprint



Seattle, WA
Minneapolis, MN
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City, KS
Denver, CO
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Cleveland, OH
Hockessin. DE
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Business Development Office

Leadership Team

Experienced team trained at large, complex institutions



Corey A. Chambas
PRESIDENT AND CEO



Edward G. Sloane Jr.
CHIEF FINANCIAL OFFICER



David R. Seiler
CHIEF OPERATING OFFICER



Michael J. Losenegger
CHIEF CREDIT OFFICER



Barbara McCarty Conley
GENERAL COUNSEL



Jodi A. Chandler
CHIEF HUMAN RESOURCES OFFICER



Mark J. Meloy
CEO OF FIRST BUSINESS BANK



Joan A. Burke
PRESIDENT OF FIRST BUSINESS TRUST & INVESTMENTS



Charles H. Batson
PRESIDENT AND CEO OF FIRST BUSINESS CAPITAL CORP.



Daniel S. Ovokaitys
CHIEF INFORMATION OFFICER

QUARTERLY UPDATE

Quarterly Update

Second Quarter 2017

- EXPANDED NET INTEREST MARGIN AND IMPROVED OPERATING EFFICIENCY
- TRUST & INVESTMENT SERVICES REPORTS RECORD ASSETS AND QUARTERLY FEE INCOME
- SBA PRODUCTION TRENDING IN THE RIGHT DIRECTION FOLLOWING SUBSTANTIAL REBUILD OF THE PLATFORM
- NON-PERFORMING ASSETS REMAIN AT HISTORICALLY ELEVATED LEVELS, CONTINUING TO AFFECT CREDIT QUALITY METRICS
- QUARTER WAS NEGATIVELY IMPACTED BY ELEVATED PROVISION EXPENSE RELATED TO TWO PREVIOUSLY DISCLOSED IMPAIRED LOANS

Quarterly Update

Second Quarter 2017

	$ in millions (except per share amounts)	Q2 2016	Q1 2017	Q2 2017	LQ % Change	PYQ % Change
Operating Efficiency	Top line revenue	$21.564	$18.951	**$20.217**	6.7%	(6.2)%
	Total operating expenses [1]	$13.181	$13.427	**$13.220**	(1.5)%	0.3%
	Efficiency ratio [1] [2]	61.14%	70.85%	**65.39%**	(5.46)%	4.25%
Diversified Revenue Streams	Net interest income	$15.741	$14.888	**$15.479**	4.0%	(1.7)%
	Gain on sale of SBA loans	$2.131	$0.360	**$0.535**	48.6%	(74.9)%
	Trust and investment services fee income	$1.344	$1.629	**$1.648**	1.2%	22.6%
	Service charges on deposits	$0.733	$0.765	**$0.766**	0.1%	4.5%
	Non-interest income / Top line revenue [2]	27.00%	21.44%	**23.44%**	2.00%	(3.56)%
Balance Sheet Growth	Total gross loans and leases receivable	$1,452	$1,481	**$1,458**	(1.6)%	0.4%
	Total in-market deposits [3]	$1,131	$1,104	**$1,120**	1.4%	(1.0)%
	Net interest margin [2]	3.59%	3.51%	**3.64%**	0.13%	0.05%
Asset Quality	Total non-performing loans & leases	$22.680	$37.519	**$37.162**	(1.0)%	63.9%
	Non-performing loans & leases / Total loans & leases [2]	1.56%	2.53%	**2.55%**	0.02%	0.99%
	Annualized net charge-offs / Average loans and leases [2]	0.35%	(0.05)%	**0.99%**	1.04%	0.64%
Profitability	Net income	$3.723	$3.397	**$1.886**	(44.5)%	(49.3)%
	Diluted EPS	$0.43	$0.39	**$0.22**	(43.6)%	(48.8)%
	Return on average assets [2]	0.82%	0.77%	**0.42%**	(0.35)%	(0.40)%
	Return on average equity [2]	9.45%	8.31%	**4.50%**	(3.81)%	(4.95)%

1. Total Operating Expenses and Efficiency Ratio are non-GAAP measures. See appendix for non-GAAP reconciliation schedules.
2. LQ % Change and PYQ % Change columns represent percentage variance.
3. Represents total deposits, excluding wholesale deposits. Wholesale deposits are defined as brokered deposits and deposits gathered through internet listing services.

INVESTMENT RATIONALE

Investment Rationale

- P/E MULTIPLE AT A DISCOUNT TO PEER GROUP
- DIVIDEND YIELD ABOVE PEER GROUP AVERAGE
- COMPETITIVE ADVANTAGE DRIVEN BY NICHE FOCUS
- DIVERSIFIED MARGIN AND FEE REVENUE
- SCALABLE FRANCHISE POSITIONED FOR SUSTAINABLE GROWTH

Investment Rationale

P/E multiple at a discount to peer group [(1)]



P/E Trend (June 30, 2016 - June 30, 2017)
24x
22x
20x
18x
16x
14x
12x
10x
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
FBIZ-US
Peer Group Average

Source: S&P Global Market Intelligence. P/E Trend represents price to last twelve months EPS.

1. The First Business peer group includes: CoBiz Financial Inc. (COBZ), Community Financial Corporation (TCFC), Guaranty Bancorp (GBNK), Mercantile Bank Corporation (MBWM), Old Line Bancshares, Inc. (OLBK), QCR Holdings, Inc. (QCRH), Southern National Bancorp of Virginia, Inc. (SONA), Southwest Bancorp, Inc. (OKSB), Stock Yards Bancorp, Inc. (SYBT), West Bancorporation, Inc. (WTBA), Atlantic Capital Bancshares Inc. (ACBI), First Community Financial Partners Inc. (FCFP), CapStar Financial Holdings Inc. (CSTR), Paragon Commercial Corporation (PBNC), People's Utah Bancorp (PUB), First Community Corporation (FCCO), Civista Bancshares Inc. (CIVB), Park Sterling Corporation (PSTB), Macatawa Bank Corporation (MCBC), Mid Penn Bancorp Inc. (MPB), National Commerce Corporation (NCOM), Franklin Financial Network (FSB) and First Financial Northwest Inc. (FFNW).

Investment Rationale

Dividend yield above peer group average [(1)]



Dividend Yield Trend (June 30, 2016 - June 30, 2017)
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
FBIZ-US
Peer Group Average

Source: S&P Global Market Intelligence. Dividend Yield represents the most recently announced regular dividend, annualized and expressed as a percent of the security's price.

1. The First Business peer group includes: CoBiz Financial Inc. (COBZ), Community Financial Corporation (TCFC), Guaranty Bancorp (GBNK), Mercantile Bank Corporation (MBWM), Old Line Bancshares, Inc. (OLBK), QCR Holdings, Inc. (QCRH), Southern National Bancorp of Virginia, Inc. (SONA), Southwest Bancorp, Inc. (OKSB), Stock Yards Bancorp, Inc. (SYBT), West Bancorporation, Inc. (WTBA), Atlantic Capital Bancshares Inc. (ACBI), First Community Financial Partners Inc. (FCFP), CapStar Financial Holdings Inc. (CSTR), Paragon Commercial Corporation (PBNC), People's Utah Bancorp (PUB), First Community Corporation (FCCO), Civista Bancshares Inc. (CIVB), Park Sterling Corporation (PSTB), Macatawa Bank Corporation (MCBC), Mid Penn Bancorp Inc. (MPB), National Commerce Corporation (NCOM), Franklin Financial Network (FSB) and First Financial Northwest Inc. (FFNW).

Investment Rationale

Competitive advantage driven by niche business and client-centric focus

CLIENT & COMMUNITY EVENTS

First Business®
SEMINAR SERIES

FIRST BUSINESS PRESENTS
MANUFACTURING FIRST
EXPO & CONFERENCE

Enterprising® NONPROFITS
Brought to you by
FIRST BUSINESS

INDUSTRY PRACTICE GROUPS



COMMERCIAL REAL ESTATE



MANUFACTURING



FOOD & BEVERAGE



PROFESSIONAL SERVICES



NOT FOR PROFIT



EMERGING TECHNOLOGY

Investment Rationale

Margin and fee revenue diversification driven by suite of commercial products and services

Average Gross Loan and Lease Mix


32%
22%
19%
10%
9%
5%
3%
Commercial Lending - CRE NOO
Commercial Lending - Other [1]
Commercial Lending - C&I
Commercial Lending - CRE OO
Asset-Based Lending
SBA Lending
Equipment Financing
Factoring = <1%

Fee Revenue Sources


35%
18%
23%
16%
8%
Trust / Private Wealth [2]
Treasury Management
Commercial Lending
SBA Lending [3]
Asset-Based Lending
Equipment Financing = < 1%
Factoring = <1%

Note: Average balance and fee revenue data is for the three months ended June 30, 2017.

1. Commercial Lending - Other primarily represents land development, construction and multi-family loans.
2. Trust / Private Wealth represents total trust and investment services fee income.
3. SBA Lending represents gain on the sale of SBA loans, SBA packaging fees and SBA servicing fees.

Investment Rationale

Scalable franchise positioned for sustainable growth

- Organic growth remains the foundation for the future
- However, we believe our future success will create opportunities for acquisitions
  - ➡ Specialty finance, particularly within our existing products and services
  - ➡ Midwest-based registered investment advisory firms
  - ➡ Midwest-based business-focused community banks
- SBA client acquisition strategy represents both short-term and long-term earnings catalyst
- Opportunity to increase market share in Milwaukee, Northeast and Kansas City regions
- Charter consolidation and core conversion intended to enhance our efficient operating model, creating capacity within our existing workforce to accommodate future growth (1)

1. The charter consolidation was completed effective June 1, 2017. The core conversion is expected to be completed during the fourth quarter of 2017.

COMMERCIAL BANKING
PRODUCTS & SERVICES

Commercial Lending

Superior talent with business expertise building relationships in Midwest geographic footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas and Missouri markets
- Geographic footprint includes Madison, Milwaukee and Northeast Wisconsin, and the Kansas City metropolitan area
- Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million



Portfolio Analysis
Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q16
3Q16
4Q16
1Q17
2Q17
CRE NOO
Other
C&I
CRE OO
Average Yield



Gross Revenue
Millions
$16
$15
$14
$13
$12
$11
$10
2Q16
3Q16
4Q16
1Q17
2Q17
Interest Income
Fee Income

Note: Loan balances represent quarterly average data.

Treasury Management

Superior talent with business expertise building relationships in Midwest geographic footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas and Missouri markets
- Geographic footprint includes Madison, Milwaukee and Northeast Wisconsin, and the Kansas City metropolitan area
- Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation and data integration solutions

Funding Mix



Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2Q16
3Q16
4Q16
1Q17
2Q17
Non-Transaction Accounts
Transaction Accounts
Bank Wholesale Funding
Cost of Funds

Fee Revenue



Millions
$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
2Q16
3Q16
4Q16
1Q17
2Q17

Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes in-market CDs and money market accounts. Cost of Funds is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules.

Asset-Based Lending

High-yielding, counter-cyclical product complements conventional commercial lending

Product Profile

- Target medium-sized companies nationwide
- Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom
- Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products
- Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months



Portfolio Analysis
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2Q16
3Q16
4Q16
1Q17
2Q17
Average Gross Loans
Average Yield



Gross Revenue
Millions
$5
$4
$3
$2
$1
$0
2Q16
3Q16
4Q16
1Q17
2Q17
Interest Income
Fees in Lieu of Interest
Fee Income

Note: Loan balances represent quarterly average data.

Factoring

High-yielding, counter-cyclical product complements conventional commercial lending

Product Profile

- Target small- to medium-sized companies nationwide
- Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis
- Positioned to provide competitive rates to clients starting up, seeking growth and needing cash flow support, or who are experiencing financial issues
- Similar to asset-based lending, factoring typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio



Portfolio Analysis
Millions
$16
$14
$12
$10
$8
$6
$4
$2
$0
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2Q16
3Q16
4Q16
1Q17
2Q17
Average NFE
Average Yield



Gross Revenue
Millions
$0.8
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
2Q16
3Q16
4Q16
1Q17
2Q17
Interest Income
Fees in Lieu of Interest

Note: Average Net Funds Employed ("NFE") balances represent quarterly average data.

Equipment Financing

Aligned with the equipment loan and lease needs of our niche client base

Product Profile

- Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries
- Focus includes manufacturing equipment, industrial assets, construction and transportation equipment, and a wide variety of other commercial equipment
- Financings generally range between $250,000 and $5.0 million with terms of 36 to 84 months



Portfolio Analysis
Millions
$50
$40
$30
$20
$10
$0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q16
3Q16
4Q16
1Q17
2Q17
Average Gross Loans & Leases
Average Yield

Note: Loan and lease balances represent quarterly average data.



Gross Revenue
Millions
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
2Q16
3Q16
4Q16
1Q17
2Q17
Interest Income
Fee Income

Trust / Private Wealth

Wealth management services for businesses, executives and high net worth individuals

Product Profile

- Fiduciary and investment manager for individual and corporate clients, creating and executing asset allocation strategies tailored to each client's unique situation
- Full fiduciary powers and offers trust, estate, financial planning and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services
- Also includes brokerage and custody-only services, for which we administer and safeguard assets, but do not provide investment advice



Assets Under Management & Administration
Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2Q16
3Q16
4Q16
1Q17
2Q17
Private Wealth
Employee Benefits
Other



Fee Revenue
Millions
$2.0
$1.5
$1.0
$0.5
$0.0
2Q16
3Q16
4Q16
1Q17
2Q17

SBA Lending & Servicing

Full client acquisition strategy for small businesses

Product Profile

- Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest
- Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans
- Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income and loan servicing fee income



Portfolio Analysis
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q16
3Q16
4Q16
1Q17
2Q17
Total Retained
Total Sold
Average Yield



Gross Revenue
Millions
$4
$3
$2
$1
$0
2Q16
3Q16
4Q16
1Q17
2Q17
Interest Income
Gain on Sale
Servicing Fees
Packaging Fees

Note: Total Retained and Total Sold represent period-end balances.

STRATEGIC PLAN
INDICATORS OF SUCCESS

Strategic Plan

Indicators of Success

Client-centric plan that we believe will drive:

- A more diversified income stream
- A higher net interest margin
- A higher ROA and ROE
- Increased fee income ratio
- Improved mix of in-market deposits (less reliance on wholesale funding)
- Improved efficiencies (organizational structure, loan approval process and governance structure)
- Deeper client relationships (company-wide synergies)

Key Performance Indicator	Long-Term Target
Net Interest Margin	≥ 3.50%
Fee Income Ratio	≥ 25%
Efficiency Ratio	58% - 62%
In-Market Deposits / Total Bank Funding	60% - 70%
Net Charge-Offs / Average Loans and Leases	< Market

Key Performance Indicator	Long-Term Target
Return on Average Assets	1.00%
Return on Average Equity	12.00%
Top Line Revenue Growth	> Market

FINANCIAL
PERFORMANCE

Net Interest Margin


Annual Trend
4.0%
3.8%
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Net Interest Margin
Long-Term Goal


Primarily reflects elevated fees collected from loan payoffs during 4Q16.
Quarterly Trend
4.0%
3.8%
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
Net Interest Margin
Long-Term Goal

Source: S&P Global Market Intelligence.

Fee Income Ratio


Annual Trend
35%
30%
25%
20%
15%
10%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Fee Income Ratio
Long-Term Goal


Quarterly Trend
Temporarily slowed SBA loan production while making investments in the platform.
40%
35%
30%
25%
20%
15%
10%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
Fee Income Ratio
Long-Term Goal

Source: S&P Global Market Intelligence. Fee Income Ratio is defined as total non-interest income divided by total top line revenue.

Efficiency Ratio



Annual Trend
74%
70%
66%
62%
58%
54%
50%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Efficiency Ratio
Long-Term Operating Range



Quarterly Trend
Temporarily slowed SBA loan production while making investments in the platform.
74%
70%
66%
62%
58%
54%
50%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
Efficiency Ratio
Long-Term Operating Range

Source: S&P Global Market Intelligence. Efficiency ratio is a non-GAAP measure defined as total operating expense divided by total operating revenue. See appendix for non-GAAP reconciliation schedule.

In-Market Deposits / Total Bank Funding


Annual Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
In-Market Deposits
Bank Wholesale Funding
Target Operating Range


Quarterly Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17
In-Market Deposits
Bank Wholesale Funding
Target Operating Range

Note: In-Market Deposits represents total deposits excluding wholesale deposits. Total Bank Funding represents total deposits plus FHLB advances.

Annualized Net Charge-Offs / Average Loans



Annual Trend
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
FBIZ
U.S. Commercial Bank $1B-$3B



Quarterly Trend
Increase in 2Q17 primarily due to remaining energy sector exposure
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
-0.2%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
FBIZ
U.S. Commercial Banks $1B-$3B

Source: S&P Global Market Intelligence.

Return on Average Assets



Annual Trend
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
ROAA
Long-Term Goal



Recent volatility primarily reflects impact of previously disclosed credit issues and temporary slowdown in SBA production.
Quarterly Trend
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
ROAA
Long-Term Goal

Source: S&P Global Market Intelligence.

Return on Average Equity


Annual Trend
16%
14%
12%
10%
8%
6%
4%
2%
0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
ROAE
Long-Term Goal


Quarterly Trend
Recent volatility primarily reflects impact of previously disclosed credit issues and temporary slowdown in SBA production.
14%
12%
10%
8%
6%
4%
2%
0%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
ROAE
Long-Term Goal

Source: S&P Global Market Intelligence.

Top Line Revenue Growth

Annual Trend



Acquisition completed November 2014.
40%
30%
20%
10%
0%
-10%
-20%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
U.S. Commercial Banks $1B-$3B
FBIZ

Quarterly Trend



Temporarily slowed SBA loan production while making investments in the platform.
50%
40%
30%
20%
10%
0%
-10%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
U.S. Commercial Banks $1B-$3B
FBIZ

Source: S&P Global Market Intelligence. Quarterly Trend represents year-over-year top line revenue growth. Top Line Revenue is defined as total non-interest income plus total net interest income less realized gains on securities.

Loan and Deposit Composition


Total Gross Loans & Leases
32%
30%
13%
8%
7%
3%
3%
2%
2%
CRE NOO
C&I
CRE OO
Multi-Family
Construction
Land Development
1-4 Family
Direct Finance Leases
Consumer & Other


Total Deposits
40%
24%
16%
16%
4%
Money Market Accounts
Wholesale Deposits
NIB Transaction Accounts
IB Transaction Accounts
In-Market CDs

Note: Period-end balances as of June 30, 2017.

Efficient Funding Strategy

Mitigates Interest Rate Risk

- Continue to leverage commercial relationships to attract in-market transaction deposits
- Maintain bank wholesale funding[1] within Board-monitored limits
  - Match-funding fixed-rate term loans with Bank wholesale funding locks in interest rate spread
  - WAOM[2] = 4.23 years
  - Long-term Bank wholesale funding more reasonably priced than some in-market CD rates
  - Limited depositor put rights
  - As of 6/30/17, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of Bank wholesale funding maturities, if necessary
  - Targeted operating range of in-market deposits to total Bank funds is 60%-70%



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2Q16
3Q16
4Q16
1Q17
2Q17
In-Market Deposits
Bank Wholesale Funding
Long-Term Operating Range

Note: Represents quarterly average data.

1. Bank wholesale funds defined as brokered CDs, Qwickrate CDs and FHLB advances.
2. Weighted average original maturity of bank wholesale funds outstanding as of June 30, 2017.

APPENDIX

SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

Efficiency Ratio

Non-GAAP Reconciliation

"Efficiency Ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Three Months Ended				
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Non-interest expense	$ 13,458	$ 15,753	$ 14,523	$ 13,560	$ 14,221
Loss on foreclosed properties	(93)	—	(29)	—	—
Amortization of other intangible assets	(16)	(16)	(14)	(14)	(14)
SBA recourse provision	(74)	(375)	(1,619)	(6)	(774)
Impairment of tax credit investments	(94)	(3,314)	(171)	(113)	(112)
Deconversion fees	—	—	(794)	—	(101)
Total operating expense	$ 13,181	$ 12,048	$ 11,896	$ 13,427	$ 13,220
Net interest income	$ 15,741	$ 15,295	$ 16,753	$ 14,888	$ 15,479
Non-interest income	5,823	3,640	3,931	4,063	4,738
Gain on sale of securities	(7)	—	(3)	—	1
Total Operating Revenue	$ 21,557	$ 18,935	$ 20,681	$ 18,951	$ 20,218
Efficiency ratio	61.14%	63.63%	57.52%	70.85%	65.39%

Cost of Funds

Non-GAAP Reconciliation

''Cost of Funds'' is defined as total interest expense on deposits and FHLB advances divided by the sum of total average deposits and total average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs.

(dollars in thousands)	For the Three Months Ended				
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Interest expense on total interest-bearing deposits	$ 3,038	$ 2,870	$ 2,755	$ 2,673	$ 2,658
Interest expense on FHLB advances	31	18	72	154	277
Total interest expense on deposits and FHLB advances	$ 3,069	$ 2,888	$ 2,827	$ 2,827	$ 2,935
Average interest-bearing deposits	$ 1,358,436	$ 1,344,012	$ 1,301,620	$ 1,275,550	$ 1,250,567
Average non-interest-bearing deposits	246,604	263,627	246,016	228,015	229,051
Average FHLB advances	14,338	4,991	30,995	60,703	87,386
Total average deposits and total average FHLB advances	$ 1,619,378	$ 1,612,630	$ 1,578,631	$ 1,564,268	$ 1,567,004
Cost of funds	0.76%	0.72%	0.72%	0.72%	0.75%

First Business

WE ARE **BANKING**. FOCUSED.